UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 13, 2017

The Spectranetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-19711	84-0997049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9965 Federal Drive
Colorado Springs, Colorado 80921
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (719) 633-8333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2017, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of The Spectranetics Corporation (the “Company”) approved the grant of performance stock unit awards (the “2017 PSUs”) to the Company’s named executive officers and certain other employees pursuant to the Company’s 2016 Incentive Award Plan.

The form of award agreement for the 2017 PSUs (the “2017 PSU Grant Form”) provides, among other things, that (i) each 2017 PSU that vests represents the right to receive one share of the Company’s common stock; (ii) the 2017 PSUs vest based on the Company’s achieving specified performance measurements over a performance period of three years, beginning January 1, 2017; (iii) the performance measurements include revenue and EBITDA, each as defined in the 2017 PSU Grant Form; (iv) threshold, target and maximum payout opportunities established for the 2017 PSUs will be used to calculate the number of shares that will be issuable when the award vests, which may range from 0% to 200% of the target amount; (v) any 2017 PSUs that are earned are scheduled to vest and be settled in shares of the Company’s common stock at the end of the performance period; (vi) all or a portion of the 2017 PSUs may vest following a change of control, a termination of service without cause or for good reason or a termination of service by reason of death or disability (each as described in greater detail in the 2017 PSU Grant Form); and (vii) except as provided above, any unvested 2017 PSUs will be forfeited upon a recipient’s termination of employment with the Company.

On January 13, 2017, the Compensation Committee granted the following target number of 2017 PSUs to the Company’s named executive officers as follows:

Name and Title	Target Number of 2017 PSUs
Scott Drake President and Chief Executive Officer	41,137 PSUs
Stacy McMahan Chief Financial Officer	9,961 PSUs
Shahriar Matin Chief Operating Officer	12,550 PSUs
Donna Ford-Serbu Senior Vice President, Sales and Marketing, Lead Management	5,099 PSUs

The foregoing summary of the 2017 PSU Grant Form does not purport to be complete and is qualified in its entirety by reference to the 2017 PSU Grant Form, which is included as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference thereto.

ITEM 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	2017 Form of Performance Stock Unit Grant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SPECTRANETICS CORPORATION

Date:	January 20, 2017	By:	/s/ Paul Gardon
Paul Gardon
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	2017 Form of Performance Stock Unit Grant